UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                 April 30, 2003

STRESSGEN BIOTECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Yukon	333-12570	77-0123732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350-4243 Glanford Avenue, Victoria, British Columbia Parent of Stressgen Biotechnologies, Inc. 10241 Wateridge Circle, Suite C200 San Diego, CA		V8Z 4B9 92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(250) 744-2811
(858) 202-4900

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1                           Press release dated April 30, 2003, “Stressgen Receives Roche Milestones Totaling US $4.5 Million”

99.2                           Press release dated May 5, 2003, “Stressgen Biotechnologies Announces First Quarter 2003 Financial Results”

Item 9. Regulation FD Disclosure.

Information furnished under Items 9 and 12 is provided for the information of the reader and does not reflect a determination that the reported results are material.

On April 30, 2003 Stressgen Biotechnologies Corporation issued a press release reporting the receipt of two milestones from Roche: an equity investment of approximately US $3,000,000 and a development milestone payment of approximately US $1,500,000.  A copy of the press release is attached as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Items 9 and 12 of Form 8-K and SEC Release No. 33-8216 dated March 27, 2003.

On May 5, 2003 Stressgen Biotechnologies Corporation issued a press release reporting earnings and other financial results for its first quarter of 2003, which ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRESSGEN BIOTECHNOLOGIES CORPORATION

	By:	/s/ Donald D. Tartre
Date: May 5, 2003		Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated April 30, 2003, “Stressgen Receives Roche Milestones Totaling US $4.5 Million”
99.2	Press release dated May 5, 2003, “Stressgen Biotechnologies Announces First Quarter 2003 Financial Results”